Exhibit 10.2

REVOLVING CREDIT NOTE

$15,000,000	January 19, 2006

FOR VALUE RECEIVED, each of the undersigned, the Borrower under the Credit Agreement referred to below promises to pay to the order of National Penn Investment Company (the “Lender”), at the place and times provided in the Credit Agreement (as hereinafter defined), the principal sum of Fifteen Million Dollars ($15,000,000) or, if less, the outstanding principal amount of all Loans made by the Lender from time to time pursuant to that certain Credit Agreement, dated January 19, 2006 (as may be amended, modified, supplemented or restated from time to time, the “Credit Agreement”), between the Borrower and the Lender.

This Revolving Credit Note (the “Note”) is the Revolving Credit Note referred to in the Credit Agreement. Capitalized terms used but not otherwise defined in this Note shall have the respective meanings given to them in the Credit Agreement.

All principal, together with unpaid interest accrued thereon and fees and costs incurred in connection therewith due and payable on the Revolving Credit Termination Date. The principal amount outstanding hereunder may be repaid, prepaid and reborrowed from time to time, in whole or in part, without premium or penalty.

Any request for a Revolving Loan pursuant to this Note shall be made by Borrower in accordance with the terms of the Credit Agreement.

The unpaid outstanding principal amount of this Note shall bear interest (including interest at the default rate, if applicable) as provided in Section 2.1 of the Credit Agreement. All payments of principal and interest on this Note shall be payable in lawful currency of the United States of America in immediately available funds.

Notwithstanding the face amount of this Note, the Borrower’s liability to the Lender hereunder shall not exceed, at any time, the actual outstanding Indebtedness of the Borrower to the Lender, including principal, interest, fees and expenses under the Revolving Credit Loan.

In the event any interest rate applicable hereto is in excess of the highest rate allowable under applicable law, then the rate of such interest will be reduced to the highest rate not in excess of such maximum allowable interest and any excess previously paid by the Borrower shall be deemed to have been applied against the principal.

The occurrence of an Event of Default under the Credit Agreement constitutes an Event of Default under this Note and entitles the Lender, in accordance with the Credit Agreement, to declare this Note immediately due and payable and to exercise any or all other rights and remedies provided in the Credit Documents.

UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, THE LENDER MAY, AT ITS ELECTION, IN ITS SOLE DISCRETION PROCEED DIRECTLY AGAINST THE BORROWER TO COLLECT AND RECOVER ALL OR ANY PART OF THE OBLIGATIONS WITHOUT FIRST PROCEEDING AGAINST ANY COLLATERAL FOR THE OBLIGATIONS.

THE BORROWER HEREBY WAIVES ALL REQUIREMENTS AS TO DILIGENCE, PRESENTMENT, DEMAND FOR PAYMENT, NOTICE OF DISHONOR OR ACCELERATION, PROTEST AND NOTICE OF PROTEST, AND ANY AND ALL OTHER NOTICES OR DEMANDS IN CONNECTION WITH THE DELIVERY, ACCEPTANCE, PERFORMANCE, DEFAULT OR ENFORCEMENT OF THIS NOTE, EXCEPT ANY NOTICE REQUIREMENTS SET FORTH IN THE CREDIT AGREEMENT.

THE BORROWER ALSO WAIVES ALL SETOFFS AND COUNTERCLAIMS AND ALL NOTICES OF THE EXISTENCE, CREATION OR INCURRING OF NEW OR ADDITIONAL INDEBTEDNESS, ARISING EITHER FROM ADDITIONAL LOANS EXTENDED TO THE BORROWER OR OTHERWISE, AND EXCEPT FOR NOTICES EXPRESSLY REQUIRED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT, FURTHER WAIVES ALL NOTICES THAT THE PRINCIPAL AMOUNT, OR ANY PORTION THEREOF, OR ANY INTEREST ON ANY AGREEMENT, INSTRUMENT OR DOCUMENT EVIDENCING OR SECURING ALL OR ANY PART OF THE OBLIGATIONS IS DUE, NOTICES OF ANY AND ALL PROCEEDINGS TO COLLECT FROM ANY BORROWER, ANY ENDORSER OR ANY GUARANTOR OF ALL OR ANY PART OF THE OBLIGATIONS, OR FROM ANY OTHER PERSON, AND TO EXTENT PERMITTED BY LAW, NOTICES OF EXCHANGE, SALE, SURRENDER OR OTHER HANDLING OF ANY COLLATERAL GIVEN TO THE LENDER TO SECURE PAYMENT OF THE OBLIGATIONS, EXCEPT AS EXPRESSLY REQUIRED UNDER ANY CREDIT DOCUMENT.

THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THE CREDIT AGREEMENT OR THIS NOTE OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY OF THE LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER’S ENTERING INTO THE CREDIT AGREEMENT.

THIS NOTE SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

This Note shall be binding upon the Borrower and its successors and permitted assigns and shall inure to the benefit of the Lender and its successors and assigns.

IN WITNESS WHEREOF, the undersigned has executed this Revolving Credit Note under seal as of the day and year first written above.

NATIONAL PENN BANCSHARES, INC.

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